Exhibit No. 32.1
Form 10-QSB
Epicus Communications Group, Inc.
File No. 000-17058


            Certification Pursuant to 18 U.S.C. 1350,
               as adopted Pursuant to Section 906
               of the Sarbanes-Oxley Act of 2002 -
	Chief Executive Officer and Chief Accounting Officer


In connection with the Quarterly Report of Epicus Communications Group, Inc. (Company) on Form 10-QSB for the period ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Mark Schaftlein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	 (1)	The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of
1934; and
	 (2)	The information contained in the Report fairly presents,
in all material respects, the financial condition and result of operations of the Company.


Date: January 12, 2006                     By:       /s/ Mark Schaftlein
                                              --------------------------
                                                         Mark Schaftlein
                                                 Chief Executive Officer



In connection with the Quarterly Report of Epicus Communications Group, Inc. (Company) on Form 10-QSB for the period ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Gerard Haryman, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	 (1)	The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of
1934; and
	 (2)	The information contained in the Report fairly presents,
in all material respects, the financial condition and result of operations of the Company.


Date: January 12, 2006                     By:       /s/ Gerard Haryman
                                              -------------------------
                                                         Gerard Haryman
                                         Acting Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Epicus Communications Group, Inc. and will be retained by Epicus Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.